UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaYarden 4, pob 1026,

Airport City, Israel 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MYSZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 below, on December 7, 2022, at the 2022 annual meeting of stockholders (the “Annual Meeting”) of My Size, Inc. (the “Company”) the Company’s stockholders approved an amendment to the My Size, Inc. 2017 Equity Incentive Plan (“2017 Plan”) to increase the shares reserved for issuance under the 2017 Plan from 5,770,000 to 7,225,000 shares (the “2017 Plan Amendment”). The 2017 Plan Amendment was previously adopted by the Company’s board of directors (the “Board”) subject to stockholder approval. The 2017 Plan and the 2017 Plan Amendment are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on November 4, 2022 (the “Proxy Statement”), under the caption “Approval of an Amendment to the My Size, Inc. 2017 Equity Incentive Plan to Increase the Reservation of Common Stock for Issuance Thereunder to 7,225,00 Shares From 5,770,000 Shares,” which disclosure is incorporated herein by reference. The description of the 2017 Plan as amended by the 2017 Plan Amendment contained in the Proxy Statement is qualified in its entirety by reference to the full text of the 2017 Plan as amended by the 2017 Plan Amendment, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 below, on December 7, 2022, the Company held its Annual Meeting. At the Annual Meeting, the stockholders approved, among other things, a proposal to grant discretionary authority to the Board, to (A) amend the Amended And Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to effect one or more consolidations of the issued and outstanding shares of common stock of the Company, pursuant to which the shares of common stock would be combined and reclassified into one (1) share of common stock at a ratio within the range from 1-for-10 up to 1-for-30 (the “Proposed Reverse Stock Split”), and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) the Company shall not effect Proposed Reverse Stock Splits that, in the aggregate, exceeds 1-for-30, and (Y) any Reverse Stock Split is completed no later than December 7, 2023.

On December 7, 2022, the Board approved a 1-for-25 reverse stock split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”), and on the same day, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split, which will become effective as of 5:00 p.m. Eastern Time on December 8, 2022. The Company’s common stock will begin trading on a split-adjusted basis when the market opens on December 9, 2022 on the Nasdaq Capital Market and on December 11, 2022 on the Tel Aviv Stock Exchange.

When the Reverse Stock Split becomes effective, every 25 shares of the Company’s issued and outstanding common stock will automatically be converted into one share of common stock, without any change in the par value per share. In addition, a proportionate adjustment will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase common stock. Any fraction of a share of common stock that would otherwise have resulted from the Reverse Stock Split will be rounded up to the next whole number.

The Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “MYSZ.” The new CUSIP number for common stock following the Reverse Stock Split will be 62844N 307.

VStock Transfer, LLC, the Company’s transfer agent, will act as the exchange agent for the Reverse Stock Split.

For more information about the Reverse Stock Split, see the Company’s Proxy Statement filed with the SEC on November 4, 2022, the relevant portions of which are incorporated herein by reference. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 7, 2022, the Company held its Annual Meeting for the following purposes: (1) to elect two Class I directors, (2) to grant discretionary authority to the Company’s Board with respect to a reverse stock split, (3) to approve an amendment to the 2017 Plan to increase the reservation of common stock for issuance thereunder to 7,225,000 shares from 5,770,000 shares, and (4) to ratify the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2022. A total of 19,887,046 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the director nominees were elected.

Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting and the final voting results on each such matter.

Proposal 1. Election of two Class I directors to serve on the Company’s Board for a term of three years or until their successors are elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Arik Kaufman	13,690,324	826,010	5,370,712
Oren Elmaliah	13,737,737	778,597	5,370,712

Proposal 2. Grant discretionary authority to the Company’s Board to (A) amend the Amended and Restated Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of the Company’s common stock pursuant to which the shares of common stock would be combined and reclassified into one (1) share of common stock at a ratio within the range from 1-for-10 up to 1-for-30 and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that we shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-30, and (Y) any Reverse Stock Split is completed no later than December 7, 2023 (the “Reverse Stock Split Proposal”):

For	Against	Abstain	Broker Non-Votes
18,751,686	1,120,196	15,164	0

Proposal 3. Approval of an amendment to the My Size 2017 Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 7,225,000 shares from 5,700,000 shares:

For	Against	Abstain	Broker Non-Votes
13,208,736	1,298,094	9,504	5,370,712

Proposal 4. Ratification of the appointment of Somekh Chaikin as the Company’s independent public accountant for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
19,204,804	621,914	60,328	0

Proposal 5. Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal;:

For	Against	Abstain	Broker Non-Votes
18,746,455	1,068,601	71,990	0

Item 8.01	Other Events.

On December 7, 2022, the Company announced that the Board approved a one-for-twenty-five reverse stock split of its common stock that is scheduled to become effective after trading closes on December 8, 2022.

A copy of the press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Amended And Restated Certificate of Incorporation of My Size, Inc.

10.1	My Size, Inc. Amendment to the My Size, Inc. 2017 Equity Plan (incorporated by reference to Appendix B to the Company’s definitive proxy statement filed with the SEC on November 4, 2022).

99.1	Press release dated December 7, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: December 7, 2022	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer